                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 10, 2003


                              PIER 1 IMPORTS, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                             1-7832                       75-1729843
-------------------------------        ------------------------        ----------------------
(State or other jurisdiction of        (Commission File Number)           (I.R.S. Employer
incorporation or organization)                                         Identification Number)


            301 Commerce Street, Suite 600, Fort Worth, Texas 76102
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (817) 252-8000
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c) Exhibits.

           Exhibit No.     Description

           99.1 Press release dated April 10, 2003 containing the financial results for the fourth quarter and fiscal year ended March 1, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

           The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

           On April 10, 2003, Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's financial results for the fourth quarter and fiscal year ended March 1, 2003. A copy of this press release is attached hereto as Exhibit 99.1.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PIER 1 IMPORTS, INC.

Date: April 10, 2003           By: /s/ J. Rodney Lawrence
      -------------                --------------------------------------------
                                   J. Rodney Lawrence, Executive Vice President
                                   and Secretary





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

                                  EXHIBIT INDEX



Exhibit No.     Description

  99.1          Press release dated April 10, 2003 containing the financial results for the fourth quarter and fiscal year ended March 1, 2003.






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